UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2013

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Exact name of registrant as specified in its charter)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	001-32947 (Registrant) 001-32948 (Co-Registrant)	51-6573369 (Registrant) 34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o BlackRock Asset Management International Inc.

400 Howard Street

San Francisco, California 94105

Attn: iShares Product Management Team

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K, as applicable, is incorporated into this Item 1.01 by reference.

Item 8.01.	Other Events.

On February 28, 2013 and March 1, 2013, the following amendments to certain organizational and operational documents relating to the iShares® S&P GSCI™ Commodity-Indexed Trust (the “Trust”) and the iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (the “Investing Pool”) were entered into by the parties thereto, which amendments will become effective only upon the satisfaction of certain conditions described below:

•

the Second Amended and Restated Trust Agreement of the Trust, dated as of March 1, 2013 (the “Trust Agreement”), by and among BlackRock Asset Management International Inc. (“BAMII”), as sponsor (the “Sponsor”), BlackRock Institutional Trust Company, N.A., as administrative trustee (the “Trustee”), and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”);

•

the Amended and Restated Limited Liability Company Agreement of the Investing Pool, dated as of March 1, 2013 (the “Investing Pool Agreement”), by and among the Trust and BAMII, as members, and BAMII, as manager (the “Manager”);

•

the custody service module, dated as of February 28, 2013, entered into by each of the Trust and the Investing Pool with State Street Bank and Trust Company (“State Street”), supplementing the Master Services Agreement, dated as of April 21, 2011 (the “Master Services Agreement”), by and among, inter alia, the Trust, the Investing Pool and State Street;

•

the Amended and Restated Investment Advisory Agreement, dated as of March 1, 2013 (the “Advisory Agreement”), by and between BlackRock Fund Advisors (the “Advisor”), and the Manager on behalf of the Investing Pool;

•

the Amended and Restated Futures and Options Account Agreement, dated as of March 1, 2013 (the “FCM Agreement”), by and between the Investing Pool and Goldman, Sachs & Co., as clearing futures commission merchant for the Investing Pool (the “Clearing FCM”); and

•

Amended and Restated Authorized Participant Agreements (the “Authorized Participant Agreements”), entered into by the Trustee on behalf of the Trust and the Sponsor with each of., J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch Professional Clearing Corp., and UBS Securities LLC (collectively, the “Authorized Participants”).

A copy of each of the foregoing agreements (the “Amended Agreements”) or a form thereof is filed as an exhibit to this Current Report on Form 8-K.

As more fully described in the Trust’s and Investing Pool’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2013, the Amended Agreements are being entered into to effect certain operational adjustments in connection with a rule change by the Chicago Mercantile Exchange, Inc. (“CME”) affecting the commodity excess return futures contracts (the “CERFs”) on the S&P GSCI™ Excess Return Index (the “S&P GSCI-ER”) currently held by the Investing Pool.

Other than the additional custody service module to the Master Services Agreement, the FCM Agreement and provisions of the Amended Agreements governing the conditions to the effectiveness of the amendments, which are effective as of their respective dates, the amendments contemplated by the Amended Agreements are not yet effective, and will only become effective once the following conditions have been satisfied:

•	effectiveness of the CME rule change relating to the CERFs;

•	the passage of thirty days following the filing of this Current Report and the provision of notice to registered owners of shares of the amendment to the Trust Agreement; and

•

the filing of an effective registration statement by the Trust and the Investing Pool containing a prospectus further describing the Trust’s and Investing Pool’s operations following the effectiveness of the Amended Agreements.

Upon effectiveness, the Amended Agreements are expected to be amended as follows:

The Trust Agreement.

The Trust Agreement will be amended to permit the Trust to invest in index futures on the S&P GSCI-ER, and to broaden its purposes, subject to the continuing requirement that its investment objective be to seek investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCI™ Total Return Index. In connection with these changes, (1) certain revisions will be made to broaden the Trustee’s ability to appoint and replace custodians, (2) certain revisions will be made relating to the Trust’s ability to achieve its investment objective through instruments traded on designated contract markets, (3) cash creation orders will be subject to an earlier cut-off time, and (4) the Trustee, under extraordinary circumstances, will be required to value the assets of the Trust in a manner it deems fair and equitable and consistent with industry standards, and will be required to calculate the net asset value of the Trust at 4:00 p.m. New York time. Other amendments will include updates to parties’ names and similar factual information and clarifying revisions to various provisions of the Trust Agreement.

The Investing Pool Agreement.

The Investing Pool Agreement will be amended with respect to the Investing Pool’s ability to invest in index futures on the S&P GSCI-ER and to seek to achieve its investment objective through instruments traded on designated contract markets. Other amendments will include updates to parties’ names and similar factual information and clarifying revisions to various provisions of the Investing Pool Agreement.

The Master Services Agreement.

The Master Services Agreement will be supplemented by a custody service module under which State Street will agree to provide certain additional custodial services to the Trust and Investing Pool.

The Advisory Agreement.

The Advisory Agreement will be amended to reflect the existence of a separate custodian that will hold the cash, U.S. treasury securities or other securities eligible as margin deposits under applicable exchange rules (“Collateral Assets”). The Advisory Agreement will be further revised to permit the Advisor to invest, on the Investing Pool’s behalf, in index futures on the S&P GSCI-ER. Other amendments will include updates to parties’ names and similar factual information and clarifying revisions to various provisions of the Advisory Agreement.

The FCM Agreement.

The FCM Agreement will be amended with respect to margin maintenance and to provide certain benefits to the Investing Pool, for so long as the Advisor remains its commodity trading advisor, with respect to margin requirements, acceptance of customer orders and liquidation rights of the Clearing FCM. The FCM Agreement will also be amended to provide the Clearing FCM certain rights with respect to the disclosure documents of the Trust and the Investing Pool.

The Authorized Participant Agreements.

The Authorized Participant Agreements will be amended to reflect the existence of a separate custodian to hold the Collateral Assets as well as changes to procedural and timing requirements relating to creation and redemption orders. Other amendments will include updates to parties’ names and similar factual information and clarifying revisions to various provisions of the Authorized Participant Agreements.

Although the Trust and the Investing Pool have filed this Current Report on Form 8-K based on the expectation that the conditions subsequent to the effectiveness of the Amended Agreements will be satisfied, upon which the Amended Agreements will become effective as described above, there can be no assurance that these conditions will be satisfied or that the Amended Agreements will become effective. In particular, approval from the Commodity Futures Trading Commission (the “CFTC”) to the CME rule change must be obtained in order for the CME rule change to take effect, but there can be no assurance that such approval will be provided, in which case a number of the aforementioned amendments or operational changes will not take effect.

Forward-Looking Statements

This report contains statements believed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts, including, without limitation, statements regarding the nature or likelihood of the CME rule changes and related amendments to the Trust’s and Investing Pool’s organizational and operational documents and the effects of those changes and amendments on the Trust and its shareholders, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to, potential determinations or other actions that may be taken by the CFTC, the actual impact of any CME rule changes or any amendments that are effected, and other risks described under the caption “Risk Factors” in the Trust’s and the Investing Pool’s Annual Report on Form 10-K for the period ended December 31, 2012, as updated and amended by subsequent current and periodic reports of the Trust and the Investing Pool under the Exchange Act. Except as required by applicable securities laws, the Trust and the Investing Pool assume no obligation, and disclaim any duty, to update the forward-looking statements in this report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 4.1	Second Amended and Restated Trust Agreement.
Exhibit 4.2	Amended and Restated Limited Liability Company Agreement.
Exhibit 4.3	Form of Authorized Participant Agreement.
Exhibit 10.1	Amended and Restated Investment Advisory Agreement.
Exhibit 10.4	Amended and Restated Futures and Options Account Agreement.
Exhibit 10.5	Service Module for Custodial Services.
Exhibit 10.6	Master Services Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2013

iShares® S&P GSCI™ Commodity-Indexed Trust* (Registrant)

By:	BlackRock Asset Management International Inc.

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (Rule 140 Co-Registrant)

By:	BlackRock Asset Management International Inc., its Manager

By:	/s/ Jack Gee
Name:	Jack Gee
Title:	Managing Director

By:	/s/ Raymund Santiago
Name:	Raymund Santiago
Title:	Director

*	The registrant is a trust. The individuals specified above are signing in their capacities as officers of BlackRock Asset Management International Inc., the sponsor of the trust.